Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated February 25, 2016
to the currently effective Statutory Prospectus (the “Prospectus”), as supplemented from time to time, for Series B (Large Cap Value Series), Series O (All Cap Value Series), Series Q (Small Cap Value Series) and Series V (Mid Cap Value Series) (each a “Series”)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the second paragraph of the “Principal Investment Strategies” section in the Prospectus for Series B (Large Cap Value Series) is deleted in its entirety and replaced with the following:

In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a quantitative model to identify potentially attractive value-oriented investment opportunities. The quantitative model applies a variety of factors and measurements in evaluating individual issuers, including profitability and valuation criteria. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions. The Series may, consistent with its status as a non-diversified mutual fund, focus its investments in a limited number of issuers.

Effective immediately, the fifth paragraph of the “Principal Investment Strategies” section in the Prospectus for Series O (All Cap Value Series) is deleted in its entirety and replaced with the following:

In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The Investment Manager uses a quantitative model to identify potentially attractive value-oriented investment opportunities. The quantitative model applies a variety of factors and measurements in evaluating individual issuers, including profitability and valuation criteria. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions. The Series typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.

Effective immediately, the second paragraph of the “Principal Investment Strategies” section in the Prospectus for Series Q (Small Cap Value Series) is deleted in its entirety and replaced with the following:
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. The

Investment Manager uses a quantitative model to identify potentially attractive value-oriented investment opportunities. The quantitative model applies a variety of factors and measurements in evaluating individual issuers, including profitability and valuation criteria. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.
Effective immediately, the second paragraph of the “Principal Investment Strategies” section in the Prospectus for Series V (Mid Cap Value Series) is deleted in its entirety and replaced with the following:
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. Due to the nature of value companies, the securities included in the Series’ portfolio typically consist of small- to medium-sized companies. The Investment Manager uses a quantitative model to identify potentially attractive value-oriented investment opportunities. The quantitative model applies a variety of factors and measurements in evaluating individual issuers, including profitability and valuation criteria. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.
Effective immediately, the following is added to the “Principal Risks” section in the Prospectus for each Series:
Quantitative Model Risk—There is no guarantee that the quantitative model used by the Investment Manager, and the investments selected based on the model, will produce the desired results. The Series may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model and the Investment Manager’s ability to timely adjust the metrics or update the data underlying the model.
Effective immediately, the following is added immediately after “Prepayment Risk” in the “Descriptions of Principal Risks” section in the Prospectus:
Quantitative Model Risk—There is no guarantee that the quantitative model used by the Investment Manager, and the investments selected based on the model, will produce the desired results or enable the Series to achieve its investment objective. The Series may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model (for example, data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to timely adjust the metrics or update the data underlying the model. A model that has been formulated on the basis of past market data may not be predictive of future price movements. The Series may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the quantitative model’s output.
Investors should retain this supplement for future reference.

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